UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-05128
Investment Company Act file number

The Swiss Helvetia Fund, Inc.
(Exact name of registrant as specified in charter)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Andrew Dakos, President and Chief Executive Officer
 c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

 1-800-730-2932
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period:  December 31, 2022

Item 1. Reports to Stockholders.

(a)

The Swiss Helvetia Fund, Inc.
Executive Offices
615 East Michigan Street
Milwaukee, WI 53202
(800) 730-2932

A Swiss Investments Fund	Annual Report
www.swzfund.com
For the Year Ended
December 31, 2022

THE SWISS HELVETIA FUND, INC.

Managed Distribution Policy Disclosure

In May 2018, The Swiss Helvetia Fund, Inc. (the “Fund”), acting pursuant to an SEC exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), adopted a managed distribution policy. In accordance with the policy, the Fund distributed on March 31, 2022, June 30, 2022 and September 30, 2022, $0.1665 per share to stockholders of record on March 22, 2022, June 21, 2022 and September 21, 2022. Commencing in December 2022, the Fund began making quarterly distributions pursuant to the policy of $0.12285 per share, which equates to an annualized distribution rate of 6.00% based on the Fund's net asset value of $8.19 per share as of October 31, 2022.  In accordance with the policy, the Fund distributed on December 30, 2022, $0.12285 per share to stockholders of record on December 20, 2022.

You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distribution or from the terms of the Fund’s managed distribution policy. The Board reviews the Fund’s managed distribution policy periodically and may amend or terminate the managed distribution policy at any time without prior notice to Fund stockholders, which could have an adverse effect on the market price of the Fund’s shares.

With each distribution, the Fund will issue a notice to stockholders and a press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to stockholders are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099- DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Federal Income Tax and Investment Transactions” under Note 5 of the Notes to Financial Statements for information  regarding the tax character of the Fund’s distributions. A copy of the Fund’s Section 19(a) notices is available on the Fund’s website at www.swzfund.com.

The Fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

THE SWISS HELVETIA FUND, INC.

Dear Stockholder,

We are pleased to provide you with the Annual Report for The Swiss Helvetia Fund, Inc. (the “Fund”) covering the year ended December 31, 2022.

In April 2022, the Fund announced it entered into a secured credit agreement for up to $15,000,000 on a revolving basis. The credit agreement followed stockholder ratification at the Fund’s 2021 annual meeting of stockholders of a non-binding proposal by your Board of Directors to ratify the approval by stockholders in 2006 permitting leverage up to 10% of the Fund’s total assets.

In December 2022, the Fund’s Board of Directors approved the Fund’s stock repurchase plan of up to 250,000 shares of common stock for 2023. The Fund repurchased 16,504 shares of common stock pursuant to the program during 2022. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share (“NAV”) through stock repurchase below NAV.

At the Fund’s Annual Meeting of Stockholders held on September 14, 2022, stockholders elected Andrew Dakos, Richard Dayan, Phillip F. Goldstein, Gerald Hellerman and Moritz A. Sell as Directors and ratified Tait, Weller & Baker, LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2022.

On December 9, 2022, the Fund announced that its Board of Directors approved a new quarterly distribution rate of $0.12285 per share, which equates to an annualized rate of 6.00% as of the Fund’s net asset value of $8.19 as of October 31, 2022.

Detailed comments of the Fund’s investment adviser regarding the Swiss economy and market environment follow in the accompanying Management Discussion and Analysis.

On behalf of the Board, I thank you for your investment in the Fund.

Sincerely yours,

Andrew Dakos
Chairman

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (as of December 31, 2022)

For the twelve-month period ended December 31, 2022, The Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), decreased by -17.97% in US dollars (“USD”) on a total return basis. For the same period, the Fund’s share price decreased by -17.62% in USD on a total return basis. This compares with a decrease of -17.16% in the Swiss Performance Index (the “Index” or the “SPI”) in USD.

Economic environment during the period under review

Global economic review
In the first half of 2022, the global economy had to deal with multiple unanticipated threats and uncertainties. Both inflation, which had first been viewed as transient, and the war in Ukraine becoming wider-reaching concerns. Lock-downs in China further impacted previously struggling global supply chains. This resulted in some companies not receiving supplies, goods, or other items needed for their own output, even when they were willing to pay higher prices. Other companies postponed their investments in response to the geopolitical uncertainties. Despite very low unemployment rates, consumers purchased fewer goods as a consequence of significant price increases for those goods. Central banks shifted to an “inflation fighting” mode, leaving market participants wondering whether it would be possible to get inflation under control while limiting economic damage. After a brief rally in July, prices of both stocks and bonds fell once again. Any hopes of interest rate cuts were dashed as central banks reaffirmed their commitment to fighting inflation. The Federal Reserve, the European Central Bank, and the Bank of England all raised interest rates in the third quarter. Emerging markets underperformed their more developed counterparts. Commodities prices generally declined. The final quarter brought some relief to investors. Asian stocks were boosted by China’s relaxation of its zero-Covid policy, and the price of European equities also rose. Government bond yields edged up towards the end of the fourth quarter. This reflected some market disappointment as major central banks reiterated plans to tighten monetary policy, even as inflation showed signs of peaking.

Market environment during the period under review
Global equity markets decreased significantly in the first three quarters of 2022, though they recovered slightly in the fourth quarter. Worldwide equities, measured by the MSCI World Index, decreased -17.84% in USD in 2022.

With respect to European equities, the MSCI Europe Index decreased -9.12% in

THE SWISS HELVETIA FUND, INC.

EUR, although the weakening of the currency has translated into a -13.97% USD decrease.

In 2022, Swiss equities fared only slightly better than global equities, decreasing -17.16% in USD (-16.48% in CHF) as measured by the SPI. Within Switzerland, small and mid-cap companies, represented by the SPI Extra Index (the “SPIEX”), decreased -24.63% in USD (-24.02% in CHF) and underperformed the large cap companies, represented by the Swiss Market Index Total Return (the “SMIC”), which decreased -14.99% in USD (-14.29% in CHF).

Nearly all sectors within the SPI performed negatively in 2022, except the utilities sector, which had a small positive return of +2.83%. The information technology sector (-35.61%), the materials sector (-30.48%) and the industrials sector (-26.89%) were the worst performing sectors during the year.

Value stocks significantly outperformed growth stocks in 2022. Growth stocks especially suffered due to their high starting valuations and their sensitivity to interest rate increases. Following market corrections, many stocks are now trading at more attractive price levels, providing opportunities for active investors. In addition, market volatility has been high, which offers opportunities for long-term investors.

Performance

The Fund’s NAV declined by -17.97% in USD, which underperformed the Index’s return for the year.

IMPORTANT INFORMATION CONCERNING
MANAGEMENT DISCUSSION AND ANALYSIS

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2022. The views expressed in the Management Discussion and Analysis section (the “MD&A”) are those of the Fund’s portfolio manager and are subject to change without notice. They do not necessarily represent the views of Schroders Investment Management North America Inc. The MD&A contains some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change from time to time. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

Performance quoted represents past performance and does not guarantee or predict future results.

THE SWISS HELVETIA FUND, INC.

Swiss Performance Index for the year 2022 (GICS Sectors)

Utilities
0.17%
Communication Services
0.90%
Financials
15.39%
Consumer Discretionary
4.69%
Real Estate
1.35%
Consumer Staples
22.48%
Health Care
35.84%
Industrials
10.29%
Materials
7.01%
Information Technology
1.89%
-45%
-35%
-25%
-15%
-5%
5%
15%

Source: Schroders, Explore, as of December 31, 2022. Performance measured as total return in USD. Sectors mentioned should not be viewed as a recommendation to buy/sell. Portfolio composition is subject to change over time. Investors cannot invest directly in the Index.

Swiss large cap companies generally outperformed small and mid-cap companies, with the SMIC outperforming the SPIEX by +9.32% (in USD). As a result, Fund’s bias towards small and mid-cap companies negatively impacted performance.

In terms of stock picking, positive contributors to the Fund’s relative performance were overweights in BKW and Aryzta and underweights in Credit Suisse, Givaudan, Sika, Lonza, Straumann, Roche and Temenos. In addition, the Fund’s private equity limited partnership also contributed positively.

THE SWISS HELVETIA FUND, INC.

The Fund’s zero weights in Holcim and Swiss Re had a negative impact on the Fund’s relative performance, as did its underweights in UBS and Novartis. The Fund’s overweights in ams-Osram, Partners Group, Swissquote, Oerlikon, Forbo and Logitech also contributed negatively.

Portfolio changes

In total, on a net basis there were 18 purchases and 23 sales of listed equities in 2022. As of December 31, 2022, there were 41 listed companies held by the Fund and 4 direct private equity investments, including one participation in a private equity limited partnership.

New Investments by the Fund

Accelleron
Givaudan
Kuehne & Nagel
St. Galler Kantonalbank

Additions to Existing Investments

Ams-Osram
Alcon
Aryzta
Baloise
BKW
Comet
Forbo
Idorsia
Lonza
Medacta
OC Oerlikon
Partners Group
Sika
VAT

Positions Entirely Disposed of

Cembra Money Bank
Credit Suisse
Daetwyler
Schindler
SGS
Swatch Baerer

Reductions in Existing Investments

ABB
Belimo
Compagnie Financière Richemont
Geberit
Julius Baer
Logitech
Nestlé
Novartis
Roche
SFS
SIG
Skan
Sonova
Swiss Life
Swissquote
Tecan
UBS
Zurich

THE SWISS HELVETIA FUND, INC.

The Fund established new positions in Accelleron, Givaudan, Kuehne & Nagel and St. Galler Kantonalbank.

The Fund received shares of Accelleron, a developer, producer and servicer of turbochargers and large turbocharging components, as the result of a spin-off from ABB. Prior to the spin-off, Accelleron only made up a small fraction of ABB’s overall business. In the first few weeks following the spin-off, the Fund increased its position in Accelleron as its price dropped, as the Fund’s investment adviser believes it is an attractive investment opportunity, with a high proportion of revenues (75%) coming from services and spare parts.

In establishing the Fund’s other new positions, the Fund’s investment adviser sought to take advantage of market volatility. Givaudan, a leader in the fragrance and flavor industry, experienced a valuation decrease after a significant price correction. Kuehne & Nagel, as a broker of logistics services, has been one of the few beneficiaries of the global supply chain disruptions. St. Galler Kantonalbank , as a Swiss regional bank, is anticipated to benefit from higher interest rates.

Positions entirely sold were Cembra Money Bank, Credit Suisse, Daetwyler, Schindler, SGS and Swatch Baerer.

The Fund’s investment adviser disposed of the Fund’s positions in SGS and Cembra Money Bank because their valuations had become expensive in relative terms and it believed that better growth opportunities were available in other companies. Credit Suisse was entirely disposed of due to continuing concerns surrounding the company’s quality and risk management. The Fund’s investment adviser also sold positions in Daetwyler and Schindler due to their relatively high valuations. The Fund entirely disposed of its Swatch Bearer shares, which were more expensive, but retained its registered shares of Swatch.

While the Fund completely sold its position in Alcon in the first half of 2022 due to concerns that its growth might slow down, the Fund built up a position in Alcon again in the second half of 2022 following decreases in its price and has profited from its price increases since then. Other additions to the Fund’s existing investments were generally driven by stock-specific sell-offs that offered opportunities to make purchases at attractive prices. The Fund’s reductions in existing investments generally were driven by the opposite rationale: the Fund sought to realize profits after share price recoveries.

Outlook and Investment View

Market participants enter into 2023 trying to assess whether the worst in terms of macroeconomic news has already passed. Equity markets trended

THE SWISS HELVETIA FUND, INC.

upward during the fourth quarter of 2022 when certain indicators suggested that inflation had peaked. This led some investors to conclude not only that the Federal Reserve might soon cease its interest rate hikes, but also that rate cuts could be possible as early as the end of 2023 or beginning of 2024. Although it is not inconceivable that central bankers might soften their policy in response to declining inflation in the first half of 2023, the Fund’s investment adviser believes rate cuts will not be enacted until inflation is near central bankers’ targets and the economy has cooled sufficiently.

Until recently, the consensus of market participants was that in Europe and the US several economies were likely to fall into recession imminently. Now the risk of a “stagflationary” environment like that which took place in the 1970s seems more remote. After a strong recovery of equity markets since October, the better short-term economic prospects seem discounted in stock prices. Given the still fragile state of the global economy and the uncertain impact that higher interest rates will have on the real economy, the Fund’s investment adviser believes it is premature to assume that a “soft landing” and a problem-free acceleration of the economy will occur. Despite a period of better than expected but still relatively tepid news, it is possible that further disappointments might still come. Many Western economies are still close enough to recession that the fear of it may linger. It is also uncertain if central banks have raised interest rates to exactly the proper levels; having mis-judged the situation previously, they might again.

Since the Fund’s investment adviser believes a range of macroeconomic outcomes are still possible, it will continue to focus on diversifying its investments for this range of possibilities. The Fund’s investment adviser will continue to seek opportunities by taking contrarian stances, such as when it invested in a number of sold-down quality stocks during the periods of negative sentiment at the ends of the second and third quarters of 2022. We have taken partial or full profits on most of these, as some have recovered considerably. As we expect volatility to return, we think such a strategy is most adequate also for 2023.

THE SWISS HELVETIA FUND, INC.

Performance at a glance (unaudited)

Average annual total returns for the Fund’s common stock for the periods ended 12/31/2022

Net asset value returns	1 year	5 years	10 years
The Swiss Helvetia Fund, Inc.	-17.97%	4.62%	7.02%

Market price returns
The Swiss Helvetia Fund, Inc.	-17.62%	4.21%	7.25%

Index returns
Swiss Performance Index	-17.16%	6.17%	8.02%

Share price as of 12/31/2022
Net asset value			$8.80
Market price			$7.56

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at the lower of the NAV or the closing market price on the ex-dividend date. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a stockholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The Swiss Performance Index (SPI) is considered Switzerland's overall stock market index. It comprises practically all of the SIX Swiss Exchange-traded equity securities of companies that are domiciled in Switzerland or the Principality of Liechtenstein. You cannot invest directly in an index.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2022

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — 97.23%

Banks — 2.58%

580	St Galler
	Kantonalbank AG	$301,535	0.26%
	Offers retail and
	commercial banking as
	well as private and
	institutional banking.
	Also provides asset
	management and financial
	planning services.
	(Cost $275,250)

144,932	UBS Group AG	2,695,152	2.32%
	Provides retail banking,
	corporate and institutional
	banking, wealth
	management, asset
	management and
	investment banking.
	(Cost $1,882,272)
		2,996,687	2.58%

Biotechnology — 2.74%

41,308	Idorsia Ltd.[1]	599,171	0.52%
	Researches, develops,
	and manufactures
	pharmaceutical, biological,
	and diagnostic products.
	(Cost $1,141,326)

5,062	Lonza Group AG	2,479,023	2.13%
	Produces organic fine
	chemicals, biocides, active
	ingredients, and
	biotechnology products.
	(Cost $2,925,070)
3,788	PolyPeptide Group AG	103,667	0.09%
	Operates as a
	biotechnology company.
	The Company focuses on
	producing proprietary and
	generic GMP grade peptides
	for the pharmaceutical and
	biotechnology industry.
	(Cost $266,102)
		3,181,861	2.74%

Building Materials — 3.41%

820	Forbo Holding AG	964,289	0.83%
	Produces floor coverings,
	adhesives and belts for
	conveying and power
	transmission.
	(Cost $1,292,481)

1,500	Geberit AG	706,064	0.61%
	Manufactures and supplies
	water supply pipes and
	fittings, installation, and
	drainage and flushing
	systems such as visible
	cisterns other sanitary
	systems for the commercial
	and residential
	construction markets.
	(Cost $668,150)

9,555	Sika AG	2,289,606	1.97%
	Manufactures construction
	materials, producing
	concrete and mixtures,
	mortar, sealants and
	adhesives, tooling resins,
	anti-static industrial
	flooring, and acoustic
	materials. The company
	serves customers worldwide.
	(Cost $1,958,463)
		3,959,959	3.41%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2022
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Chemicals — 1.30%

492	Givaudan SA	$1,506,524	1.30%
	Manufactures and markets
	fragrances and flavors from
	natural and synthetic
	ingredients. The Company
	sells its products to
	manufactures of perfumes,
	beverages, prepared foods,
	and consumer goods.
	(Cost $1,616,912)
		1,506,524	1.30%

Computers — 2.92%

40,183	Logitech International SA	2,478,212	2.13%
	Engages in the
	development and
	marketing of hardware and
	software products that
	enable or enhance digital
	navigation, music and video
	entertainment, gaming,
	social networking and
	audio and video
	communication.
	(Cost $555,626)

64,811	SoftwareONE Holding AG	918,366	0.79%
	Provides IT services. The
	Company offers cloud
	computing, portfolio
	management, procurement,
	unified communication,
	and other related solutions.
	(Cost $1,405,296)
		3,396,578	2.92%

Diversified Financial Services — 3.49%

19,335	Julius Baer Group Ltd.	1,125,576	0.97%
	Provides private banking
	services. The company
	advises on wealth
	management, financial
	planning and investments;
	offers mortgage and other
	lending, foreign exchange,
	securities trading, custody
	and execution services.
	(Cost $789,439)

13,064	Swissquote Group
	Holding SA	1,885,045	1.62%
	Through its subsidiaries,
	offers online financial
	services. The company
	operates an online trading
	system which offers
	customers real-time
	securities quotes on the
	Swiss Stock Exchange.
	(Cost $1,335,829)

13,408	VZ Holding AG	1,040,526	0.90%
	Provides independent
	financial advice to private
	individuals and companies.
	The company consults on
	investment, tax and
	inheritance planning and
	provides advice regarding
	insurance products
	and coverage.
	(Cost $438,472)
		4,051,147	3.49%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2022
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Electric — 1.73%

14,700	BKW AG	$2,009,890	1.73%
	Provides energy supply
	services. The company
	focuses on the production,
	transportation, trading and
	sale of energy. In addition
	to energy supply, the
	company also develops,
	implements and operates
	energy solutions for
	its clients.
	(Cost $1,177,241)
		2,009,890	1.73%

Electronic Components & Equipment — 2.32%

52,007	ABB Ltd.	1,577,298	1.36%
	Provides power and
	automation technologies.
	The company operates
	under segments that
	include power products,
	power systems, automation
	products, process
	automation, and robotics.
	(Cost $1,081,682)

5,300	Comet Holding AG	1,121,639	0.96%
	Develops, produces, and
	distributes components
	and systems for x-ray tubes,
	vacuum condensers, and
	radio frequency, as well as
	other medical products.
	(Cost $1,463,745)
		2,698,937	2.32%

Food — 21.55%

2,044,623	Aryzta AG1	2,433,128	2.10%
	Produces and retails
	specialty bakery products.
	The Company produces
	French breads, pastries,
	continental breads,
	confections, artisan breads,
	homestyle lunches,
	viennoiserie, patisserie,
	cookies, pizza, appetizers,
	and sweet baked goods.
	(Cost $2,379,792)

195,137	Nestle SA	22,597,253	19.45%
	One of the world’s largest
	food and beverage
	processing companies.
	(Cost $12,712,206)
		25,030,381	21.55%

Healthcare-Products — 5.63%

18,396	Alcon, Inc.	1,256,225	1.08%
	Manufactures eye care
	products. The company
	produces and markets
	vitreoretinal and cataract
	surgery, contact lenses,
	and refractive
	technology products.
	(Cost $1,122,039)

125,416	Eyesense AG, Series A1,2,3	46,089	0.04%
	A spin-out from Ciba Vision
	AG. Develops novel
	ophthalmic self- diagnostic
	systems for glucose
	monitoring of
	diabetes patients.
	(Cost $3,007,048)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2022
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Healthcare-Products — (continued)

5,990	Medacta Group SA	$666,850	0.58%
	Produces and distributes
	medical devices. The
	company develops,
	manufactures, and
	distributes orthopedic and
	neurosurgical
	medical devices.
	(Cost $627,328)

6,848	SKAN Group AG	466,304	0.40%
	Provides health care
	supplies. The Company
	offers isolators,
	cleanroom devices, and
	decontamination processes
	for the aseptic production
	of the biopharmaceutical
	products.
	(Cost $530,142)

3,421	Sonova Holding AG	810,879	0.70%
	Designs and produces
	wireless analog and digital
	in-the-ear and behind-the-ear
	hearing aids and
	miniaturized voice
	communications systems.
	(Cost $521,430)

221,085	Spineart SA1,2,3	1,338,171	1.15%
	Designs and markets an
	innovative full range of
	spine products, including
	fusion and motion
	preservation devices,
	focusing on easy to implant
	high-end products to
	simplify the surgical act.
	(Cost $1,554,486)

4,382	Tecan Group AG	1,953,239	1.68%
	Manufactures and
	distributes laboratory
	automation components
	and systems. The products
	are mainly used by research
	and diagnostic laboratories.
	(Cost $401,116)
		6,537,757	5.63%

Industrials — 2.86%

1,252	Belimo Holding AG1	595,417	0.51%
	Manufactures heating,
	ventilation and air
	conditioning equipment.
	(Cost $144,479)

234,000	OC Oerlikon Corp. AG	1,532,685	1.32%
	Manufactures industrial
	equipment. The Company
	produces protective
	coatings for precision tools
	and components,
	equipment for textile
	production, and propulsion
	technology drive systems.
	(Cost $2,574,223)

4,350	VAT Group AG	1,188,586	1.03%
	Developer, manufacturer
	and supplier of vacuum
	valves, multi-valve modules
	and edge-welded bellows
	for use in semiconductor,
	display and solar panel
	manufacturing.
	(Cost $1,518,178)
		3,316,688	2.86%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2022
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Insurance — 8.99%

11,640	Baloise Holding AG	$1,795,318	1.55%
	Offers group and individual
	life, health, accident,
	liability property, and
	transportation insurance to
	customers in Europe. The
	Company also offers
	private banking and asset
	management services.
	(Cost $1,782,700)

9,100	Helvetia Holding AG	1,060,290	0.91%
	Provides a broad range of
	life, casualty, liability,
	accident and transportation
	insurance in Switzerland
	and in other European
	countries. The Company
	insures individuals, property
	such as vehicles and
	buildings, and consumer
	goods and personal
	belongings.
	(Cost $801,083)

4,130	Swiss Life Holding AG	2,128,387	1.83%
	Provides life insurance and
	institutional investment
	management.
	(Cost $1,109,486)

11,430	Zurich Insurance
	Group AG	5,464,212	4.70%
	Provides insurance-based
	financial services. The
	company offers general and
	life insurance products and
	services for individuals,
	small businesses,
	commercial enterprises,
	mid-sized and large
	corporations, and
	multinational companies.
	(Cost $3,698,494)
		10,448,207	8.99%

Machinery-Diversified — 0.42%

23,700	Accelleron Industries AG1	490,420	0.42%
	Develops, produces, and
	services turbochargers and
	large turbocharging
	components. The Company
	offers turbocharging
	technologies and
	optimization solutions for
	engines thereby reducing
	the environmental impact
	with less fuel emissions.
	(Cost $391,890)
		490,420	0.42%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2022
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Metal Fabricate/Hardware — 0.96%

11,806	SFS Group AG	$1,116,542	0.96%
	Provides automotive
	products, building and
	electronic components, flat
	roofing and solar fastening
	systems. The company
	operates production
	facilities in Asia, Europe
	and North America.
	(Cost $778,990)
		1,116,542	0.96%

Packaging & Containers — 1.52%

80,600	SIG Combibloc Group AG	1,759,749	1.52%
	The company, through its
	subsidiaries, manufactures
	and produces bottling
	machines and systems for
	the food and beverage
	industries. The company
	serves customers
	worldwide.
	(Cost $886,143)
		1,759,749	1.52%

Pharmaceuticals — 23.27%

142,229	Novartis AG	12,850,110	11.06%
	One of the leading
	manufacturers of branded
	and generic
	pharmaceutical products.
	(Cost $7,366,895)

45,177	Roche Holding AG	14,184,953	12.21%
	Develops and
	manufactures
	pharmaceutical and
	diagnostic products.
	Produces prescription
	drugs to treat cardiovascular,
	infectious and autoimmune
	diseases and for other
	areas including
	dermatology and oncology.
	(Cost $8,109,729)
		27,035,063	23.27%
Private Equity — 2.87%

3,782	Partners Group
	Holding AG	3,338,886	2.87%
	A global private markets
	investment management
	firm with investment
	programs under
	management in private
	equity, private real estate,
	private infrastructure and
	private debt. The firm
	manages a broad range of
	customized portfolios for
	an international clientele of
	institutional investors.
	Partners Group is
	headquartered in Zug,
	Switzerland.
	(Cost $3,790,729)
		3,338,886	2.87%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2022
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Retail — 6.64%

48,531	Cie Financiere
	Richemont SA	$6,289,307	5.41%
	Manufactures and retails
	luxury goods. Produces
	jewelry, watches, leather
	goods, writing instruments
	and men’s and
	women’s wear.
	(Cost $3,736,906)

27,481	Swatch Group AG –
	Registered Shares	1,426,921	1.23%
	Manufactures finished
	watches, movements and
	components. Produces
	components necessary to
	its various watch brand
	companies. The company
	also operates
	retail boutiques.
	(Cost $2,077,230)
		7,716,228	6.64%

Semiconductors — 1.03%

164,568	AMS AG1	1,200,642	1.03%
	Designs and manufactures
	advanced sensor solutions.
	The company also delivers
	a broad range of technology
	solutions for consumer
	electronics and
	communication device
	manufactures.
	(Cost $2,359,204)
		1,200,642	1.03%

Transportation — 1.00%

5,000	Kuehne + Nagel
	International AG	1,162,992	1.00%
	Transports freight
	worldwide. The company
	operates sea, land, and
	rail freight transportation
	businesses and
	warehousing and
	distribution facilities.
	(Cost $1,358,812)
		1,162,992	1.00%
	Total Common Stock
	(Cost $85,614,114)	112,955,138	97.23%

Preferred Stock — 0.05%

Industrial Goods & Services — 0.05%

500,863	SelFrag AG Class A1,2,3	48,722	0.05%
	Designs, manufactures and
	sells industrial machines
	and processes using
	selective fragmentation
	technology.
	(Cost $1,932,198)
		48,722	0.05%
	Total Preferred Stock
	(Cost $1,932,198)	48,722	0.05%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2022
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Limited Partnership — 1.12%

Biotechnology — 1.12%

3,294,705	Aravis Biotech II,
	Limited Partnership[1,3,4]	$1,302,142	1.12%
	Makes early stage venture
	investments in the
	biotechnology &
	pharmaceuticals industry.
	(Cost $1,810,184)
		1,302,142	1.12%
	Total Limited
	Partnership
	(Cost $1,810,184)	1,302,142	1.12%

Short-Term Investment — 0.28%

331,031	U.S. Bank Money
	Market Deposit
	Account, 3.30%[5]	331,031	0.28%
	(Cost $331,031)
		331,031	0.28%
	Total Short-Term
	Investment
	(Cost $331,031)	331,031	0.28%

	Total Investments[6]
	(Cost $89,687,527)	114,637,033	98.68%

	Other Assets
	Less Liabilities[6]	1,537,280	1.32%
	Net Assets	$116,174,313	100.00%

	Net Asset Value Per Share:
	($116,174,313 ÷13,195,750
	shares outstanding,
	$0.001 par value: 50 million
	shares authorized)		$8.80

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2022
(continued)

[1]	Non-income producing security.
[2]	Value determined using significant unobservable inputs.
[3]
Illiquid.  There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland.  Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures.  At the end of the period, the aggregate Fair Value of these securities amounted to $2,735,124 or 2.35% of the Fund’s net assets.  Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – May 29, 2018	$1,810,184
Eyesense AG – Common Shares	July 22, 2010 – October 3, 2011	3,007,048
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010 – December 20, 2020	1,554,486
		$8,303,916

[4]
Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

	Value				Change in		Value
	as of	Gross	Gross	Realized	Unrealized	Interest	as of
Name of Issuer	12/31/21	Additions	Reductions	Gain/(Loss)	Gain/(Loss)	Income	12/31/22
Aravis Biotech II,
Limited Partnership	$1,024,517	$—	$—	$—	$277,625	$—	$1,302,142
	$1,024,517	$—	$—	$—	$277,625	$—	$1,302,142

[5]	Rate shown is the seven day annualized yield as of December 31, 2022.
[6]	All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with U.S. Bank, National Association.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2022
(continued)

PORTFOLIO HOLDINGS
% of Net Assets as of December 31, 2022
Pharmaceuticals	23.27%
Food	21.55%
Insurance	8.99%
Retail	6.64%
Healthcare-Products	5.63%
Biotechnology	3.86%
Diversified Financial Services	3.49%
Building Materials	3.41%
Computers	2.92%
Private Equity	2.87%
Industrials	2.86%
Banks	2.58%
Electronic Components & Equipment	2.32%
Electric	1.73%
Packaging & Containers	1.52%
Chemicals	1.30%
Semiconductors	1.03%
Transportation	1.00%
Metal Fabricate/Hardware	0.96%
Machinery-Diversified	0.42%
Short-Term Investment	0.28%
Industrial Goods & Services	0.05%
Other Assets Less Liabilities	1.32%
100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of December 31, 2022
Nestle SA	19.45%
Roche Holding AG	12.21%
Novartis AG	11.06%
Cie Financiere Richemont SA	5.41%
Zurich Insurance Group AG	4.70%
Partners Group Holding AG	2.87%
UBS Group AG	2.32%
Lonza Group AG	2.13%
Logitech International SA	2.13%
Aryzta AG	2.10%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities	December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $87,877,343)	$113,334,891
Investments in affiliated issuers, at value (cost $1,810,184)	1,302,142
Total Investments, at value (cost $89,687,527)	114,637,033
Foreign currency (cost $535,647)	540,424
Interest receivable	2,947
Tax reclaims receivable	1,297,888
Prepaid expenses	20,436
Total assets	116,498,728

Liabilities:
Accrued Fees and Expenses:
Investment advisory	70,257
Audit	55,500
Legal	10,815
Administration	20,624
Custody	9,846
Directors	75,329
Officers	33,500
Delaware franchise tax	20,900
Reports and notices to shareholders	19,521
Credit facility interest	7,311
Other	812
Total liabilities	324,415
Net assets	$116,174,313

Composition of Net Assets:
Paid-in capital	$90,585,443
Total distributable earnings	25,588,870
Net assets	$116,174,313

Net Asset Value Per Share:
($116,174,313 ÷ 13,195,750 shares outstanding,
$0.001 par value: 50 million shares authorized)	$8.80

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations	For the Year Ended December 31, 2022

Investment Income:
Dividend (less of foreign tax withheld of $489,567)	$2,984,433
Interest income	15,733
Total income	3,000,166
Expenses and Fees:
Investment advisory (Note 2)	857,486
Directors	312,779
Legal (Note 3)	190,298
Officer	134,995
Administration (Note 3)	127,281
Delaware franchise tax	80,900
Printing and shareholder reports	68,704
Credit facility interest (Note 9)	57,900
Custody (Note 3)	57,341
Audit (Note 3)	55,002
Insurance	44,303
Transfer agency (Note 3)	31,149
Miscellaneous	61,214
Total expenses	2,079,352
Net investment income	920,814
Realized and Unrealized Gains (Loss) on Investments and Foreign Currency Translations:
Net realized gain (loss) from:
Investments in unaffiliated issuers	2,185,645
Foreign currency transactions	(105,463)
Total net realized gain from unaffiliated and
affiliated issuers and foreign currency transactions	2,080,182
Net change in unrealized appreciation (depreciation) from:
Investments in unaffiliated issuers	(30,609,884)
Investments in affiliated issuers	277,625
Foreign currency translations	(66,923)
Total net change in unrealized appreciation (depreciation) from
unaffiliated and affiliated issuers, and foreign currency translations	(30,399,182)
Net Realized and Unrealized Loss on
Investments and Foreign Currency Translations	(28,319,000)
Net Decrease in Net Assets from Operations	$(27,398,186)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Cash Flows	For the Year Ended December 31, 2022

Cash flows from operating activities:
Net decrease in net assets applicable to common shareholders	$(27,398,186)
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash
provided by operating activities:
Purchases of investments	(19,075,660)
Proceeds from sales of investments	26,502,632
Net purchases and sales of short-term investments	(49,102)
Increase in dividends and interest receivable	(2,947)
Increase in tax reclaims receivable	(13,871)
Increase in other assets	(3,443)
Decrease in payable to Adviser	(25,154)
Decrease in accrued expenses and other liabilities	(8,051)
Net realized gains from investments	(2,185,645)
Net change in unrealized appreciation (depreciation) from investments	30,332,259
Net cash provided by operating activities	8,072,832

Cash flows from financing activities:
Distributions paid to common shareholders	(8,218,847)
Repurchase of common stock	(120,928)
Net cash used in financing activities	(8,339,775)
Net change in cash	$(266,943)

Cash:
Beginning of year*	807,367
End of year*	$540,424

Cash financing activities not included herein consist of Interest paid	50,589

*	Cash included in the Statement of Cash Flows comprise of foreign currency.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$920,814	$692,338
Total net realized gain from unaffiliated and
affiliated issuers and foreign currency transactions	2,080,182	3,732,741
Total net change in unrealized appreciation
(depreciation) from unaffiliated and affiliated issuers,
foreign currency and foreign currency translations	(30,399,182)	17,099,533
Net increase (decrease) in net assets from operations	(27,398,186)	21,524,612
Distributions to Stockholders:
From earnings	(2,977,194)	(1,984,457)
From return of capital	(5,241,653)	(5,667,420)
Total distributions to stockholders	(8,218,847)	(7,651,877)
Capital Stock Transactions:
Value of shares repurchased through
stock repurchase program (Note 6)	(120,928)	(125)
Total decrease from capital share transactions	(120,928)	(125)
Total increase (decrease) in net assets	(35,737,961)	13,872,610
Net Assets:
Beginning of year	151,912,274	138,039,664
End of year	$116,174,313	$151,912,274

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Years Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at the beginning of year	$11.50	$10.45	$9.71	$7.96	$14.10
Income from Investment Operations:
Net investment income[1]	0.07	0.05	0.05	0.01	0.14
Net realized and unrealized
gain (loss) on investments[2]	(2.15)	1.58	1.24	1.88	(1.35)
Total from investment activities	(2.08)	1.63	1.29	1.89	(1.21)
Gain from tender offer	—	—	—	—	0.30 [4]
Capital change resulting from the
issuance of fund shares	—	—	—	—	(0.12)[4]
Anti-dilutive effect of common
share repurchase program	0.00 [5]	—	0.01	—	—
Less Distributions from:
Net investment income	(0.06)	(0.06)	(0.08)	(0.12)	(0.10)
Net realized gains	(0.16)	(0.09)	—	(0.02)	(5.01)
Return of capital	(0.40)	(0.43)	(0.48)	—	—
Total distributions	(0.62)	(0.58)	(0.56)	(0.14)	(5.11)
Net asset value at end of year	$8.80	$11.50	$10.45	$9.71	$7.96
Market value per share at the end of year	$7.56	$9.94	$8.94	$8.41	$6.90
Total Investment Returns:[3]
Based on market value per share	-17.62%	18.25%	14.18%	24.00%	-10.90%
Based on net asset value per share	-17.97%	16.09%	14.29%	23.80%	-6.98%
Ratios to Average Net Assets:
Net expenses	1.68%[6]	1.40%	1.80%	2.13%	1.44%
Gross expenses	1.68%[6]	1.40%	1.80%	2.13%	1.44%
Net investment income	0.74%	0.48%	0.48%	0.10%	1.12%
Supplemental Data and Ratios
Net assets at end of year (000’s)	$116,174	$151,912	$138,040	$128,864	$105,577
Average net assets during the year (000’s)	$123,684	$144,019	$125,666	$118,960	$305,270
Portfolio turnover rate	15%	11%	12%	18%	21%

[1]	Calculated using the average shares method.
[2]	Includes net realized and unrealized currency gains and losses.
[3]
Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions at net asset value during the year. Total return at market value is based on changes in the market price at which the Fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions at market value during the year.

[4]
On November 20, 2018, the Fund accepted for cash purchase 24,638,918 shares of the Fund’s common stock at a price equal to $7.86 per share, which represented 98% of the Fund’s NAV per share of $8.02 as of the close of the regular trading session of the New York Stock Exchange on November 19, 2018. As a result of the purchase of the 24,638,918 shares, the Fund had 13,267,111 shares of common stock outstanding as of November 20, 2018.

[5]	Less than 0.5 cents per share.
[6]	If interest expense and commitment fees had been excluded, the expense ratios would have been lower by 0.05% for the year ended December 31, 2022.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization
The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation
The Fund values its investments in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

In accordance with Rule 2a-5 under the Act, the Fund’s Board of Directors (the “Board”) has designated the Fund’s investment adviser, Schroder Investment Management North America Inc., as the Fund’s valuation designee (the “Valuation Designee”) for purposes of determining fair value in good faith of securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable (a “Fair Value”). The Valuation Designee may use the Fund’s fair valuation procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Valuation Designee values its investments. After consideration of various factors, the Valuation Designee may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market, if any, are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts, if any, that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely accepted model.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Valuation Designee determines their Fair Value. The aggregate value of these investments amounted to $2,735,124, or 2.35% of the Fund’s net assets at December 31, 2022 and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—	unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—	other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

		Level 2	Level 3	Investments
	Level 1	Other Significant	Significant	Valued at
	Quoted Prices	Observable Inputs	Unobservable Inputs	NAV**	Total
Investments in Securities*
Common Stock	$111,570,878	$—	$1,384,260	$—	$112,955,138
Preferred Stock	—	—	48,722	—	48,722
Limited Partnership	—	—	—	1,302,142	1,302,142
Money Market Deposit Account	—	331,031	—	—	331,031
Total Investments in Securities	$111,570,878	$331,031	$1,432,982	$1,302,142	$114,637,033

*	Please see the Schedule of Investments for industry classifications.

**
As of December 31, 2022, certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Inputs and valuation techniques used by the Valuation Designee to value the Fund’s Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Quantitative Information about certain Level 3 Fair Value Measurements

	Value at
	December 31, 2022	Valuation Technique	Unobservable Inputs	Range[1]
Healthcare-Products
EyeSense AG, Series A—Common Shares	$46,089	Market approach	Latest round of financing with	70-90%
			an additional discount as a
			going concern using a
			probability weighted approach
Spineart SA—Common Shares	1,338,171	Market approach	Based on listed trading	15-24%
			multiples, cross checked to
			secondary share purchase
			with additional discount for
			lack of marketability
Industrial Goods & Services
SelFrag AG Class A—Preferred Shares	48,722	Market approach	Latest round of financing	40-60%
			with an additional discount
			as a going concern
Total	$1,432,982

[1]
Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. A change in the discount rate is accompanied by a directionally opposite change in fair value.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common	Preferred
	Stock	Stock	Total
Balance as of December 31, 2021	$1,573,030	$49,473	$1,622,503
Change in Unrealized Appreciation/(Depreciation)	(188,770)	(751)	(189,521)
Net Realized Gain (Loss)	—	—	—
Gross Purchases	—	—	—
Gross Sales	—	—	—
Transfer out of Level 3	—	—	—
Balance as of December 31, 2022	$1,384,260	$48,722	$1,432,982
Change in unrealized appreciation (depreciation) during the period
for Level 3 investments held at December 31, 2022	(188,770)	(751)	(189,521)

C. Derivative Instruments
GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund did not hold any derivative instruments during the year ended December 31, 2022.

D. Securities Transactions and Investment Income
Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

Distributions received from securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment and/or as a realized gain.

E. Distributions
The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund records dividends and distributions on the ex-dividend date.

In May 2018, the Board adopted a managed distribution policy that permits the Fund to distribute long-term capital gains more frequently than once per year as permitted by the Act. Distributions under the managed distribution plan may consist of net investment income, net realized short-term capital gains, net realized long-term capital gains and, to the extent necessary, return of capital (or other capital sources). In August 2018, the Board suspended until further notice any distributions that would otherwise be payable pursuant to the managed distribution policy. In November 2019, the Board approved the resumption of distributions pursuant to the managed distribution policy. The Board may change or terminate the managed distribution policy at any time without prior notice to Fund stockholders, which could have an adverse effect on the market price of the Fund’s shares. On March 31, 2022, June 30, 2022 and September 30, 2022, in accordance with the Fund’s managed distribution policy as then in effect, the Fund paid quarterly distributions of $0.1665 per share of the Fund’s common stock to all stockholders of record as of March 22, 2022, June 21, 2022 and September 21, 2022, respectively. On December 30, 2022, in accordance with the Fund’s managed distribution policy, the Fund paid a distribution of $0.12285 per share of the Fund’s common stock to all stockholders of record as of December 20, 2022.

F. Federal Income Taxes
The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

G. Foreign Currency Translation
The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

H. Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

I. Concentration of Market Risk
The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates
Schroder Investment Management North America Inc. (“SIMNA”) and its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd” and together with SIMNA, “Schroders”), serve as the Fund’s investment adviser and investment sub-adviser, respectively. The Fund pays SIMNA an annual advisory fee of 0.70% of the Fund’s average month-end net assets up to $250 million, 0.60% of such assets in excess of $250 million and up to $350 million, 0.55% of such assets in excess of $350 million and up to $450 million, 0.50% of such assets in excess of $450 million and up to $550 million, and 0.45% of such assets in excess of $550 million. As compensation for its investment sub-advisory services, SIMNA Ltd receives 63% of the advisory fee paid by the Fund to SIMNA.

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or Schroders (“Non-Interested Directors”), $42,000 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $56,000 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $48,000. In addition, the Fund pays each Non-Interested Director $2,000 for each Board meeting attended in person, and $750 for each Board meeting attended by telephone. Each Director who is a member of a Committee will be paid a fee of $750 for each Committee meeting attended, whether in person or by telephone. The Board or a Committee may establish ad hoc committees or subcommittees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund. In July 2018, the Board approved a change to its By-Laws and Board committee charters to provide that each Director who is not an “interested person” of Schroders or its affiliates will be entitled to receive the above fees. The Fund pays an annual fee of $25,000 to the President and Chief Executive Officer, $30,000 to the Chief Financial Officer, $25,000 to the Secretary and $54,000 to the Chief Compliance Officer of the Fund.

Note 3—Other Service Providers
American Stock Transfer & Trust Company is the Fund’s transfer agent. U.S. Bank, N.A. serves as the Fund’s custodian and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, provides administration and portfolio accounting services to the Fund. The Fund pays these service providers’ fees, which are accrued daily and paid monthly.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

In addition to its other service provider fees, the Fund incurs certain professional fees, including fees of its outside legal counsel as well as fees of its independent registered public accounting firm. Those fees vary depending on the nature of the Fund’s activities each year.

Note 4—Capital Share Transactions
The Fund is authorized to issue up to 50 million shares of capital stock. Transactions in capital shares were as follows:

	For the Year Ended		For the Year Ended
	December 31, 2022		December 31, 2021
	Shares	Amount	Shares	Amount
Dividends Reinvested	—	$—	—	$—
Repurchased through Stock Repurchase Program (Note 6)	(16,504)	(120,928)	—	(125	)*
Repurchased from Tender Offer (Note 7)	—	—	—	—
Net Increase/(Decrease)	(16,504)	$(120,928)	—	$(125)

*  Represents a Deposit/Withdrawal At Custodian (DWAC) fee assessed in the current fiscal year with respect to prior year stock repurchases.

Note 5—Federal Income Tax and Investment Transactions
The tax character of distributions paid during 2022 and 2021 were as follows:

	2022	2021
Ordinary Income	$810,137	$907,509
Return of Capital	5,241,653	5,667,420
Long-Term Capital Gains	2,167,057	1,076,948
Total	$8,218,847	$7,651,877

Under current tax law, capital losses and specified ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund did not defer any post-October capital and currency losses and other late-year deferrals for the fiscal year ended December 31, 2022.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. During the tax year ending December 31, 2022, the Fund did not have any capital loss carryovers.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

At December 31, 2022, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$88,977,674
Unrealized appreciation	37,699,931
Unrealized depreciation	(12,040,572)
Net unrealized appreciation	25,659,359
Net unrealized on foreign currency	4,375
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Distributable earnings	—
Other accumulated losses	(74,864)
Total distributable earnings	$25,588,870

The differences between book basis and tax basis distributable earnings are primarily attributable to tax deferral of wash sales and investments in partnerships.

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The following summarizes all distributions declared by the Fund during the year ended December 31, 2022:

Record Date	Payable Date	Ordinary Income	Return of Capital	ST Cap Gains	LT Cap Gains	Total Distribution
3/22/22	3/31/22	$0.01641201	$0.10618706	$—	$0.04390093	$0.16650
6/21/22	6/30/22	0.01641201	0.10618706	—	0.04390093	0.16650
9/21/22	9/30/22	0.01641201	0.10618706	—	0.04390093	0.16650
12/20/22	12/30/22	0.01210940	0.07834883	—	0.03239176	0.12285
						$0.62235

There were no reclassifications made between total distributable earnings and paid-in capital.

Note 6—Stock Repurchase Program
Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year, except for 2014. The principal purpose of the stock repurchase program has been to enhance stockholder value by increasing the Fund’s NAV per share.

On December 7, 2018, the Fund announced the Board’s approval of the Fund’s stock repurchase program for 2019. Under the 2019 program, the Fund was authorized to make open-market repurchases of its common stock of up to 250,000 shares. The Fund did not repurchase any common stock pursuant to the program during the year ended December 31, 2019. On December 13, 2019, the Fund announced the Board’s approval of the Fund’s stock repurchase plan for 2020 of up to 250,000 shares of common stock. During the year ended December 31, 2020, the Fund

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

repurchased 54,857 shares of its capital stock in the open market at a cost of $449,102. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 16.33%.

On December 12, 2020, the Board approved the Fund’s stock repurchase plan for 2021 of up to 250,000 shares of common stock. The Fund did not repurchase any common stock pursuant to the plan during the year ended December 31, 2021. On December 10, 2021, the Board approved the Fund’s stock repurchase program for 2022 of up to 250,000 shares of common stock. During the year ended December 31, 2022, the Fund repurchased 16,504 shares of its capital stock in the open market at a cost of $120,928. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 14.09%.

The Fund intends to repurchase shares of its common stock, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the Fund’s available cash to repurchase shares of the Fund’s common stock below NAV.

Note 7—Capital Commitments
As of December 31, 2022, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

	Original Capital	Unfunded
Investments	Commitment*	Commitment*
Private Equity Limited Partnership—International(a)
Aravis Biotech II, Limited Partnership	$3,512,754	$ —

*
The original capital commitment represents 3,250,000 Swiss francs, which has been fully funded as of December 31, 2022. The Swiss franc/U.S. dollar exchange rate as of December 31, 2022 was used for conversion and equaled 0.9252 as of such date.

(a)
This category consists of one private equity limited partnership that invests primarily in venture capital companies in the biotechnology and medical technology sectors. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 8—Investment Transactions
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2022 were $19,075,660 and $26,502,632, respectively.

Note 9—Credit Facility
The Fund and U.S. Bank, National Association (“U.S. Bank”) are party to a credit agreement, dated as of March 30, 2022, pursuant to which U.S. Bank has made available to the Fund a $15,000,000 committed credit facility. Interest is charged on outstanding borrowings under the credit facility at the annual rate of the prime rate minus 2.10%. The Fund is responsible for paying a commitment fee to U.S. Bank on the unused portion of the credit facility at an annual rate of (i) 0.250% of the unused amount of the credit facility if the used amount of the credit facility is less than 75% of the

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (concluded)

credit facility or (ii) 0.175% of the unused amount of the credit facility if the used amount of the credit facility is 75% or more of the credit facility. The credit facility will terminate on March 29, 2023. The Fund has pledged its assets as collateral to secure its obligations under the credit agreement. The Fund retains the risk and rewards of the ownership of the assets pledged to secure its obligations under the credit agreement. As of December 31, 2022, the amount of total outstanding borrowings under the credit agreement was $0.

For the year ended December 31, 2022, the Fund’s activity under the credit facility activity was as follows:

					Weighted
Maximum Amount	Average Daily	Maximum Amount	Interest	Commitment	Average
Available	Borrowings	Outstanding	Expense	Fee	Interest Rate
$15,000,000	$756,915	$3,915,000	$30,964	$26,936	4.09%

Note 10—Subsequent Events
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date financial statements were available to be issued.  Based on this evaluation, no adjustments or additional disclosures were deemed to be required to the financial statements as of December 31, 2022.

THE SWISS HELVETIA FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Swiss Helvetia Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of The Swiss Helvetia Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2016.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and other issuers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2023

THE SWISS HELVETIA FUND, INC.

Fund Investment Objective, Principal Investment	December 31, 2022
Strategies and Principal Risks (Unaudited)

The following information in this annual report is a summary of certain information about the Fund.

Recent Changes:
This section summarizes certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

There have been no changes in investment policies not approved by stockholders since the Fund’s annual report to stockholders for the fiscal year ended December 31, 2021.

Investment Objective and Principal Investment Strategies
The following summarizes the Fund’s current investment objective and principal investment strategies:

Investment Objective
The Fund’s investment objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies.  The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in the limited instance where: (1) the Fund holds an investment in a Swiss company, and (2) such Swiss company undergoes a merger, takeover, reorganization or other form of business combination with a non-Swiss issuer (a “reorganization”), or reorganizes (or “redomiciles”) itself as a new corporate entity outside of Switzerland, and (3) the Fund, as a stockholder in the Swiss company, acquires equity or equity-linked securities in the non-Swiss issuer as a result of the transaction.  The Fund would be permitted, but not required, to reacquire equity and equity-linked securities of Swiss companies that have redomiciled, so long as the Fund held an investment in the Swiss company at or before the time the company redomiciled. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets, plus borrowings for investment purposes, in Swiss-equity and equity linked securities that are traded on a Swiss stock exchange, traded at the pre-bourse level of one or more Swiss stock exchanges, traded through a market maker or over the counter in Switzerland.  The Fund also may invest in Swiss-equity and equity-linked securities of Swiss companies that are traded on other major European stock exchanges.  Equity and equity-linked securities include registered shares, bearer shares, participation and dividend certificates, convertible bonds and bonds with warrants attached and unattached warrants.

For defensive purposes, during a period in which changes in Swiss equity markets or other adverse economic conditions or changes in Swiss political conditions warrant, the Fund may temporarily reduce its position in equity securities and invest in Sfr-denominated bank deposits, short-term debt or money market instruments.

The Fund may invest in securities of Swiss Real Estate Companies (as defined below), and acquire, hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions or an interest in real estate as a result of the Fund’s ownership of such securities.  Additionally, the

THE SWISS HELVETIA FUND, INC.

Fund Investment Objective, Principal Investment	December 31, 2022
Strategies and Principal Risks (Unaudited) (continued)

Fund may invest a portion of its assets in investment companies and in certain pooled investment vehicles, including those that invest in private equity by investing in private equity funds (so-called “funds of funds”) or by making direct investments, including in infrastructure projects and real estate investments.

The Fund is permitted to (i) leverage up to 10% of its total assets (including the amount borrowed) and (ii) engage in certain options transactions.  The Fund may borrow money for investment purposes and as a temporary measure for various purposes, including the payment of dividends.  The Fund may enter into options to hedge market risk and to generate income.

No assurance can be given that the Fund’s investment objective will be achieved.

Investment Philosophy and Process
In making investment decisions securities are evaluated for the opportunity for capital appreciation as well as for their potential to provide regular income and growth of income. The Adviser reviews each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio and corporate governance. Fundamental research efforts are enhanced through communication among the portfolio managers and the company’s management team, who conduct internal research and extract information from external research. The portfolio managers communicate frequently with external analysts, and in-person visits with company management, together with local knowledge, help to provide opinions critical to investing in Swiss companies. The macroeconomic environment is reflected in fair value models. It is also taken into account in portfolio construction, where disciplined risk diversification is applied. In addition, the Adviser incorporates financially material environmental, social and governance (ESG) factors into its investment process. The Adviser evaluates the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which it views as important in its assessment of a company’s risk and potential for profitability.

Common Stocks. The Fund primarily invests in equity and equity-linked securities in the form of common stock. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. The Fund may invest in convertible securities, which include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of bonds and warrants or a

THE SWISS HELVETIA FUND, INC.

Fund Investment Objective, Principal Investment	December 31, 2022
Strategies and Principal Risks (Unaudited) (continued)

combination of the features of several of these securities. Investment characteristics of convertible securities vary widely, which allows these securities to be employed for a variety of investment strategies.

Investment Companies and Other Pooled Investment Vehicles. The Fund may invest in other investment companies, and may invest up to 5% of its total assets in pooled investment vehicles that invest in private equity by investing in private equity funds (so-called “funds of funds”) or by making direct investments, including in infrastructure projects and real estate investments. The Fund is only permitted to invest in investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and as consistent with the Fund’s investment objective and policies. Investments in private equity funds and other pooled investment vehicles are not subject to the limitations on investing in investment companies imposed by the 1940 Act. Private equity funds are typically structured as either limited partnerships or limited liability companies with a fixed-life, usually around ten years. The general partner of the private equity fund, who also is typically its adviser, makes investments, monitors them and finally exits them for a return on behalf of the limited partners, which are investors such as the Fund. The private equity fund’s assets are typically invested within three to five years, and after all investments are fully divested, the private equity fund can be terminated.

Illiquid and Restricted Securities. The Fund may invest up to 10% of its total assets in illiquid securities (i.e., securities that are not readily marketable). For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the Federal securities laws) and securities that may be resold pursuant to Rule 144A under the Securities Act, but that are deemed to be illiquid. It is expected that these illiquid securities will generally consist of equity or equity-linked securities purchased in privately negotiated transactions.

Swiss Real Estate Companies. The Fund may invest in equity and equity-linked securities issued by Swiss real estate companies, including Real Estate Investment Trusts (“REITs”) or REIT-like structures (“Swiss Real Estate Companies”). The Fund considers a real estate company to be a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets in real estate investments. The Fund considers a real estate company to be a Swiss Real Estate Company if it: (1) is organized in or has its principal office in Switzerland or (2) has a significant amount of real estate assets or investments in Switzerland, even if it is organized or its principal office is outside of Switzerland. The Fund’s investment in Swiss Real Estate Companies is deemed to be an investment in Swiss equity or equity-linked securities for purposes of the Fund’s investment objective.

Options Transactions. The Fund may engage in the following options transactions: (i) buying calls on securities in which the Fund can invest; (ii) buying calls on Swiss stock indices; (iii) writing covered calls on securities in which the Fund can invest; (iv) buying puts on these types of securities; and (v) buying puts on Swiss stock

THE SWISS HELVETIA FUND, INC.

Fund Investment Objective, Principal Investment	December 31, 2022
Strategies and Principal Risks (Unaudited) (continued)

indices. The Fund may engage in these options transactions on an established Swiss exchange, European exchange (e.g., Eurex) or through privately negotiated transactions referred to as over-the-counter options. The Adviser may utilize options contracts to manage the Fund’s exposure to changing security prices.

Principal Risks
The following summarizes the principal risks of an investment in the Fund:

General Risks of Investing in the Fund

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Common stock prices, including the prices of shares of the Fund’s Common Stock are sensitive to general movements in the stock market. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, inflation, supply chain disruptions, and labor shortages, or as a result of other events such as geopolitical events, including, in particular, armed conflict such as is being experienced in Eastern Europe, natural disasters, or widespread pandemics or other adverse public health developments.  As part of the Advisers’ investment strategy, the Adviser evaluates certain factors as part of its fundamental analysis, including financially material ESG factors.  The analysis of these factors may not work as intended.  Market prices of the Fund’s shares of Common Stock may be affected by investors’ perceptions regarding closed-end funds generally or the Fund’s specific underlying investments.

Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from net asset value. This is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. The Fund cannot predict whether shares of its Common Stock will trade at, above or below net asset value, but the Fund’s Common Stock has generally traded at a discount.

Foreign Securities Risk. In addition to the specific risks associated with investing in Swiss securities (see, “Risk Factors—General Risks of Investing in Swiss Securities—Swiss Securities Risk”), foreign investments generally may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other things, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

Equity Securities Risk. Common stock holds the lowest priority in the capital structure of a company, and therefore takes the largest share of the company’s risk and its accompanying volatility. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, prices of common stocks are sensitive to general market movements.

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value),

THE SWISS HELVETIA FUND, INC.

Fund Investment Objective, Principal Investment	December 31, 2022
Strategies and Principal Risks (Unaudited) (continued)

either at a stated price or stated rate. Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.

Illiquid and Restricted Securities Risk. The Fund may invest in restricted securities and other investments that may be illiquid. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

The Fund also may be subject to a heightened liquidity risk in respect of its investments in private equity securities, including: (i) lack of a public market; (ii) dependence on an exit strategy, such as an initial public offering or sale of a business, which may not occur to realize the anticipated value of an investment or even dispose of the investment without a significant or total loss; and (iii) dependence on managerial assistance provided by other investors and the willingness of other investors or third parties to provide additional financial support to the issuer.

Investing in Investment Companies and Other Pooled Investment Vehicles. The Fund’s stockholders will be subject to duplicative expenses to the extent the Fund invests in other investment companies or pooled investment vehicles. A profit-sharing fee arrangement may create incentives for an adviser or manager to take greater investment risks in an attempt to realize a higher profit participation percentage. The securities of other investment companies and pooled investment vehicles also may be leveraged and may, depending on the extent of leverage, be subject to greater leverage risks than to which the Fund is subject. Investment companies and pooled investment vehicles in which the Fund may invest may have investment policies that differ from those of the Fund. In addition, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser.

Investments in private equity funds are “illiquid.” It will be difficult for the Fund to gain access to, or liquidate, its capital contribution as those assets are “locked-up” in long-term investments by the private equity fund that usually last for approximately ten years and sometimes longer. Distributions are made only as investments are converted to cash, and the Fund typically will have no right to demand that sales be made. As such, the Fund and its stockholders may not see a realized return on an investment in a private equity fund for a number of years after its initial capital contribution.

Investing in private equity funds presents the additional risk that the Fund may have limited access to information concerning the underlying fund and its investments. For funds that are not listed on an exchange, the Adviser will fair value the Fund’s investment pursuant to procedures approved by the Fund’s Board of Directors. Although the Adviser will review the valuations provided by the funds, the Adviser may not be able to confirm independently the accuracy of such valuations.

Swiss Real Estate Company Risk. In addition to the general risks associated with investing in Swiss

THE SWISS HELVETIA FUND, INC.

Fund Investment Objective, Principal Investment	December 31, 2022
Strategies and Principal Risks (Unaudited) (continued)

equity and equity-linked securities, the Fund’s investments in Swiss Real Estate Companies will be linked to the performance of the Swiss real estate markets. The Fund will not generally invest in real estate directly, and will typically invest only in securities issued by Swiss Real Estate Companies. However, the Fund also is subject to the risks associated with the direct ownership of real estate. These risks include: (i) declines in the value of real estate; (ii) risks related to general and local economic conditions; (iii) overbuilding and extended vacancies of properties; (iv) increases in property taxes and operating expenses; (v) costs and liabilities associated with environmental problems; and (vi) casualty or condemnation losses. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Performance of investments in REITs and REIT-like structures may decline as a result of the failure of borrowers to pay their loans and poor management. Income and real estate values also may be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited.

Options Risk. The Fund is permitted, but not required, to engage in certain options transactions (relating to securities in which the Fund can invest and Swiss stock indices) which are considered derivative instruments. The use of these options involves risks different from or possibly greater than, the risks associated with investing directly in the underlying assets. The Adviser’s may utilize options to manage the Fund’s exposure to changing security prices. Successful use by the Fund of options will be subject to the Adviser’s ability to predict correctly movements in the prices of securities and indices underlying options and the stock market generally. To the extent the Adviser’s predictions are incorrect, the Fund may incur losses.

Leverage Risk. Using leverage is a speculative investment technique. The use of leverage may result in higher volatility of the net asset value and the market value of the Fund’s Common Stock. Because the interest rates on borrowings may vary, the Fund’s return will fall if interest rates rise and the Fund’s income will fluctuate. If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. The Fund will pay any costs and expenses relating to any borrowings. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns. There can be no assurance that any leverage strategy the Fund employs will be successful.

General Risks of Investing in Swiss Securities
Swiss Securities Risk. Trading in Swiss equities involves certain risks and special considerations not usually associated with investing in securities of established U.S. companies, including (i) risks related to the nature of the market for Swiss equities, including the risk that the Swiss equities markets may be affected

THE SWISS HELVETIA FUND, INC.

Fund Investment Objective, Principal Investment	December 31, 2022
Strategies and Principal Risks (Unaudited) (continued)

by market developments in different ways than U.S. securities markets and may be more volatile than U.S. securities markets; (ii) political and economic risks with respect to Switzerland, including the possible imposition of, or changes in, currency exchange laws or other Swiss laws or restrictions applicable to investments in Swiss equities; and (iii) fluctuations in the rate of exchange between currencies and costs associated with currency conversion.

Swiss Market and Concentration Risk. The Swiss securities markets have substantially less trading volume than the U.S. securities markets. Additionally, the capitalization of the Swiss securities markets is highly concentrated. As of December 31, 2022, the top three holdings in the main overall performance index in Switzerland, the Swiss Performance Index, accounted for 47% of the index.  By comparison, as of the same date, the Fund has three holdings that exceed 5% of its net assets which, in the aggregate, constitute 42.4% of its net assets.  Securities of some companies located in Switzerland will be less liquid and more volatile than securities of comparable U.S. companies. This combination of lower volume and greater concentration in the Swiss securities markets may create a risk of greater price volatility than in the U.S. securities markets. Commissions for trading on Swiss exchanges are generally higher than commissions for trading on U.S. exchanges, although the Adviser seeks the most favorable net results (taking into account transaction costs) on the Fund’s portfolio transactions and, in certain instances, may be able to purchase portfolio investments on which commissions are negotiable. Further, Swiss markets typically have less government supervision compared to the U.S. markets.

Disclosure Standards Risk. Swiss reporting, accounting and auditing standards differ from U.S. standards in important respects. Swiss corporations, other than subsidiaries of U.S. companies, do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely than required of U.S. companies by the Securities and Exchange Commission (the “SEC”) or under U.S. generally accepted accounting principles (“U.S. GAAP”). As a result, less specific information may be available to investors in Swiss securities than to investors in U.S. securities. Swiss banks and insurance companies are subject to stricter disclosure requirements than other Swiss companies, but these rules are not as comprehensive as SEC or U.S. GAAP reporting standards.

Foreign Currency and Exchange Rate Risk. Substantially all of the Fund’s assets are invested in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s net asset value, however, is reported, and distributions from the Fund are made, in U.S. dollars. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. Accordingly, currency risks in connection with investments in the Fund will be borne by investors. Therefore, the Fund’s reported net asset value and distributions could be adversely affected by devaluation of the Swiss franc relative to the U.S. dollar. In addition, the Fund computes its income at the foreign

THE SWISS HELVETIA FUND, INC.

Fund Investment Objective, Principal Investment	December 31, 2022
Strategies and Principal Risks (Unaudited) (continued)

exchange rate in effect on the day of its receipt by the Fund. If the value of the Swiss franc falls relative to the U.S. dollar between the date the Fund receives such income and the date it makes distributions, and, if the Fund has insufficient cash in U.S. dollars to meet distribution requirements, it may be required to liquidate securities in order to make distributions. There is no assurance that the Fund will be able to liquidate securities in order to meet such distribution requirements. Such liquidations, if required, also may adversely affect the Fund.

Tax Risk. Dividends and certain interest paid to the Fund by Swiss corporate entities will be subject to certain withholding taxes in Switzerland. Subject to certain limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), foreign taxes withheld from distributions to the Fund or otherwise paid by the Fund may be creditable against taxes owed or deductible from income by U.S. stockholders for U.S. Federal income tax purposes if the Fund makes an election to treat the stockholders as having paid those taxes for U.S. Federal income tax purposes. The Fund’s ability to make such an election is subject to certain requirements in the Code. Although the Fund expects to be eligible to make such an election each year, and intends to do so if it is eligible, there is no assurance that the Fund will be eligible each year. If the election is made, the amount of such foreign taxes paid by the Fund will be includible as income to the stockholders for U.S. Federal income tax purposes. Non-U.S. investors may not be able to credit or deduct such foreign taxes, but may be deemed to have additional income from the Fund subject to U.S. withholding tax. Investors should review carefully the information discussed under “U.S. Federal Taxation” below and should discuss with their tax advisors the specific tax consequences of investing in the Fund.

Additional Risk Considerations
Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Adviser or the Fund’s administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its NAV, interfere with Fund stockholders’ ability to transact business or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Non-Diversified Status. The Fund is classified as “non-diversified” under the 1940 Act. A non-diversified fund has the ability to invest more of its assets in securities of a single issuer than if it were classified as a “diversified” fund, which may increase volatility. If the Fund’s investment in an issuer represents a relatively significant percentage of the Fund’s portfolio, the value of the Fund’s portfolio will be more impacted by a loss on that investment than if the portfolio were more diversified.

THE SWISS HELVETIA FUND, INC.

Fund Investment Objective, Principal Investment	December 31, 2022
Strategies and Principal Risks (Unaudited) (concluded)

Risk of Anti-Takeover Provisions. The Fund has provisions in its Articles of Incorporation and By-laws that could have the effect of delaying, deferring, preventing or otherwise limiting the ability of other entities or persons to acquire control of the Fund, to cause the Fund to engage in certain transactions or to modify the Fund’s structure.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Code of Ethics
The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund, the Fund’s portfolio managers and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio managers’ decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are, therefore, required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals, within the Advisor, with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short-term trading of Swiss equity or equity-linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity-linked securities and other covered individuals must obtain prior clearance before doing so.

The Advisor’s Code provides that any individual subject to such Code and who violates the provisions of the Code is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

Federal Tax Distribution Information
The Fund designates 100% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

The amounts may differ from those elsewhere in this report because of difference between tax and financial reporting requirements. For federal income tax purposes, distributions from short-term capital gains are classified as ordinary income.  The Fund designated 0.00% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

The Fund intends to elect to pass through to stockholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2022, were $0.26 and $0.04 per share, respectively.

Foreign Income Information
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2022. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Gross Foreign	Foreign Taxes	Gross Foreign	Foreign Taxes	Shares Outstanding
Source Income	Pass-through	Source Income Per Share	Pass-through Per Share	at 12/31/22
$3,473,999	$489,567	$0.26326651	$0.03710035	13,195,750

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited)

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2022.

	Position(s)		Other Directorships
Name,	with Fund	Principal Occupation(s)	Held By Director
Address[1] & Age	(Since)	During At Least The Past Five Years	During At Least The Past Five Years
Class I
Richard Dayan	Director (2018);	President and owner of	Trustee of High Income Securities
	Member of the	Cactus Trading since 1990	Fund since 2018
Age: 79	Audit Committee (2018);
Member of the
Governance/
Nominating
Committee (2018)
Moritz A. Sell	Director (2017);	Principal, Edison Holdings GmbH;	Trustee of High Income Securities
	Member and	Senior Advisor, Markston	Fund since 2018; Director of FAX
Age: 55	Chair of the Audit	International LLC until 2019; Director,	(Aberdeen Asia Pacific Income
	Committee (2017);	Market Strategist and Head of	Fund) and FCO (Aberdeen Global
	Lead Independent	Proprietary Trading (London Branch),	Income Fund) since 2018; Director of
	Director (2018)	Landesbank Berlin AG and	IAF (Aberdeen Australia Equity Fund)
		Landesbank Berlin Holding AG	since 2004; Director of Aberdeen
		(formerly, Bankgesellschaft Berlin AG)	Greater China Fund until 2018;
		from 1996 to 2013	Chairman and Director of
Aberdeen Singapore Fund
until 2018
Class II
Andrew Dakos*	Director	Partner, Bulldog Investors, LLP;	President and Director of Special
	(2017) and	Principal of the former general partner	Opportunities Fund, Inc. since
Age: 56	Chairman (2018)	of several private investment	2009; Trustee, Crossroads
		partnerships in the Bulldog	Liquidating Trust (formerly,
		Investors group of private funds;	Crossroads Capital, Inc.) from
		Principal of the managing general	2015-2020; President and Trustee of
		partner of Bulldog Investors	High Income Securities Fund since
		General Partnership	2018; Director, Brookfield DTLA
Fund Office Trust Investor Inc.
since 2017

*
Mr. Dakos is considered an “interested person” of the Fund within the meaning of the 1940 Act (and a Class II Interested Director of the Fund) as a result of his position as President and Chief Executive Officer of the Fund.

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (concluded)

	Position(s)		Other Directorships
Name,	with Fund	Principal Occupation(s)	Held By Director
Address[1] & Age	(Since)	During At Least The Past Five Years	During At Least The Past Five Years
Class III
Phillip F. Goldstein	Director (2018);	Partner of Bulldog Investors, LLP	Chairman and Director of The
	Member and	since 2009; Principal of the former	Mexico Equity and Income Fund,
Age: 78	Chair of the	general partner of several private	Inc. since 2000; Chairman,
	Governance/	investment partnerships in the	Director and Secretary of Special
	Nominating	Bulldog Investors group of private	Opportunities Fund, Inc. since
	Committee (2018)	funds since 2009	2009; Chairman and Secretary of
High Income Securities Fund since
2018; Director of Brookfield DTLA
Fund Office Trust Investor Inc.
since 2017; MVC Capital, Inc. from
2012-2020; Trustee of Crossroads
Liquidating Trust (formerly,
Crossroads Capital, Inc.) from
2016-2020
Gerald Hellerman	Director (2018);	Chief Compliance Officer of	Director of Mexico Equity and
	Member of the	The Mexico Equity and Income Fund,	Income Fund, Inc. since 2001;
Age: 85	Audit Committee	Inc. from 2001 through March 31,	Special Opportunities Fund, Inc.
	(2018); Member	2020 and Special Opportunities	since 2009; Fiera Capital Series Trust
	and Chair of the	Fund, Inc. from 2009 through	since 2017; Trustee of High
	Pricing Committee	March 31, 2020; Managing Director	Income Securities Fund since 2018;
	(2018)	of Hellerman Associates (a financial	MVC Capital, Inc. from
		and corporate consulting firm)	2003-2020; Trustee of Crossroads
		since 1993 (which terminated	Liquidating Trust (formerly, Crossroads
		activities as of December 31, 2013)	Capital, Inc.) from 2017-2020

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Officers (Unaudited)

The following table sets forth certain information about each person serving as an Officer of the Fund as of December 31, 2022.

Officers[2]
Name,	Position(s)	Term of Office and	Principal Occupation(s)
Address[1] & Age	with Fund	Length of Time Served	During At Least The Past Five Years
Andrew Dakos	President and	President and Chief	Partner, Bulldog Investors, LLP;
	Chief Executive	Executive Officer since 2019;	Principal of the former general
Age: 56	Officer; Director	Chairman since 2018;	partner of several private
	and Chairman.	Director since 2017	investment partnerships in the
Bulldog Investors group of private
funds; Principal of the managing
general partner of Bulldog
Investors General Partnership
Thomas Antonucci	Chief Financial	Since 2019	Director of Operations,
	Officer		Bulldog Investors, LLP;
Age: 54			Chief Financial Officer
and Treasurer of Special
Opportunities Fund; Treasurer
of High Income Securities Fund
Stephanie Darling	Chief Compliance	Since 2019	General Counsel and Chief
	Officer		Compliance Officer of Bulldog
Age: 52			Investors, LLP; Chief Compliance
Officer of High Income Securities
Fund, Special Opportunities Fund,
Inc., and Mexico Equity and
Income Fund, Inc.; Principal of The
Law Office of Stephanie Darling;
Editor-in-Chief of The
Investment Lawyer
Rajeev Das	Secretary	Since 2019	Head of Trading, Bulldog
Investor, LLP
Age: 54

[1]	The address for each Director and Executive Officer is c/o The Swiss Helvetia Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
[2]	Each Executive Officer serves on a year-to-year basis for an indefinite term, until his or her successor is elected and qualified.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions
Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of The Swiss Helvetia Fund, Inc. (the “Fund”), unless a holder (each, a “Stockholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Stockholder’s Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for Stockholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Stockholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Stockholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company LLC, as the Dividend Disbursing Agent. Stockholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone
Telephone the Plan Administrator: 1-888-556-0425.

In Writing
You may also write to the Plan Administrator at the following address: American Stock Transfer & Trust Company, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D. number and a reference to The Swiss Helvetia Fund, Inc. on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either: (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage trading fees) (such condition being referred to herein as “market premium”), the Plan Administrator will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Stockholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

In the case of Stockholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Stockholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Stockholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting
Each Stockholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (concluded)

Amendments to Plan
The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Stockholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

THE SWISS HELVETIA FUND, INC.

Directors and Officers
Andrew Dakos	Gerald Hellerman[1,4]
Chairman, President and	Director
Chief Executive Officer	Thomas Antonucci
Richard Dayan[1,5]	Chief Financial Officer
Director	Stephanie Darling
Phillip Goldstein[2]	Chief Compliance Officer
Director	Rajeev Das
Moritz Sell[3,6]	Secretary
Director
[1]	Audit Committee Member	[4]	Pricing Committee Chair
[2]	Governance Nominating	[5]	Governance Committee
	Committee Chair		Member
[3]	Audit Committee Chair	[6]	Lead Independent Director

Investment Adviser
Schroder Investment Management North America Inc.
7 Bryant Park
New York, NY 10018-3706
(800) 730-2932

Investment Sub-adviser
Schroder Investment Management North America Ltd.
1 London Wall Place
London, EC2Y, United Kingdom

Administrator
U.S. Bank Global Fund Services

Custodian
U.S. Bank, N.A.

Transfer Agent
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219
(888) 556-0425

Legal Counsel
Sullivan & Cromwell LLP

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

The Investment Adviser
The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”).

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $939.2 billion in assets under management and administration as of June 30, 2022.

Executive Offices
The Swiss Helvetia Fund, Inc.
615 East Michigan Street
Milwaukee, WI 53202
(800) 730-2932

For inquiries and reports:
(800) 730-2932
email: swzintermediary@schroders.com

Website Address
www.swzfund.com

The Fund
The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

(b) Not applicable for this Registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its Code of Ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s code of ethics is Filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors (the “Board”) has determined that Messrs. Moritz Sell, Gerald Hellerman, and Richard Dayan each a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Each of Messrs. Sell, Hellerman, and Dayan is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:

The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountants for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,000 in 2021 and $50,000 in 2022.

(b) Audit-Related Fees:

The aggregated fees billed in the Reporting Periods for assurance and related services rendered by the principal accountants to the Registrant were $0 in 2021 and $0 in 2022. These services, in accordance with Statement on Auditing Standards No.100, Interim Financial Information, consisted of review of the Fund’s semi-annual reports to shareholders.

There were no fees billed in the Reporting Periods for assurance and related services rendered by the principal accountants to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant (collectively the “investment adviser”) which were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) Tax Fees:

The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountants to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $5,500 in 2021 and $5,500 in 2022. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees:

The principal accountant did not provide any additional products or services to the Registrant in the reporting periods other than the services reported in paragraphs (a) through (c) of this Item but did receive reimbursement of out of pocket expenses of $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the Registrant, and non-audit services to the investment adviser that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) The aggregate non-audit services billed by the principal accountants for services rendered to the Registrant in the reporting periods were $5,500 in 2021 and $5,500 in 2022. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant’s Audit Committee considers whether the provision of any non-audit services rendered to the investment adviser that were not pre-approved (not requiring pre-approval) by the Audit Committee is compatible with maintaining the principal accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It is composed of the following Directors, each of who is not an “interested person” as defined in the Investment Company Act of 1940:

Moritz Sell, Chair
Gerald Hellerman
Richard Dayan

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under item 1 of the Form.
(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Schroder Investment Management North America, Inc. (the “Adviser”), to vote the Registrant’s proxies in accordance with Adviser’s proxy voting guidelines and procedures (the “Voting Guidelines”) that provide as follows:

The Adviser treats the voting of proxies as an important part of its management of client assets. It votes proxies in a manner that it deems most likely to protect and enhance the longer term value of the security as an asset to the account. The Adviser has a Proxy Committee consisting of investment professionals and other officers which is responsible for ensuring compliance with its proxy voting policy. That committee includes input from all offices including affiliated advisers. The actual voting of proxies is carried out by Schroder Investment Management Ltd., the UK affiliate of the Adviser. When voting proxies, the Adviser and its affiliates follow the Environmental, Social and Governance Policy (the “Policy”). The Policy sets forth positions on recurring issues and criteria for addressing nonrecurring issues. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy are documented. The Adviser uses proxy research from third party service providers. It considers their recommendations for voting on particular proxy proposals. The Adviser bears ultimate responsibility for proxy voting decisions. Occasionally, proxy voting proposals will raise conflicts between the Adviser’s interests and those of its clients. Those conflicts are managed in accordance with the procedures set out in the Policy. If the Adviser receives a proxy relating to an issuer that raises a material conflict of interest, the proxy is voted after review by the Global Head of Equities. The proxy will be voted as follows: – If a proposal or aspect of the meeting business is specifically addressed by the Policy, the Adviser will vote or act in accordance with the Policy unless the Adviser considers it is in the best interests of clients to depart from the Policy. In that case or if the proposal or meeting business is not specifically covered by the Policy, the Adviser may vote or act as it determines to be in the best interest of clients, provided that such vote or action would be against the Adviser’s own interest in the matter – If the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser will either (a) vote in accordance with the recommendations of a third party (which will be the supplier of our proxy voting processing and research service); or (b) obtain approval of the decision from the Adviser’s Head of Equities: the rationale of such vote will be recorded in writing; or (c) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote as recommended by the Adviser. If the third-party recommendation is unavailable, we will not vote. A copy of the entire Proxy Voting Policy and information as to specific votes are available to clients upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Schroder Investment Management North America Inc. (“SIMNA”) is a wholly owned subsidiary of Schroders plc (Schroders plc and its subsidiaries are collectively referred to herein as “Schroders”). SIMNA is investment adviser to the Registrant and Stefan Frischknecht and Daniel Lenz, in association with Schroder Investment Management North America Limited (“SIMNA Limited”), SIMNA’s affiliate, are primarily responsible for the day-to-day management of the Registrant’s portfolio.

Stefan Frischknecht, CFA, Lead Portfolio Manager, is the Head of Equity Fund Management for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 1999 and is currently Fund Manager of the SISF Swiss Equity Opportunities Fund, Schroder Swiss Equity Core Fund and institutional mandates. Prior to Schroders, he worked at ABB Investment Management from 1995 until 1998 as a portfolio manager with additional research responsibility for the European Financial sector. He commenced his investment career in 1994 at the International and Finance Department of Swiss Bank Corporation (now UBS) as a credit analyst. He holds a Master of Science from the University of Berne, Switzerland.

Daniel Lenz, CFA, Co-Portfolio Manager, is a Fund Manager for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 2000 and is currently Fund Manager of the SISF Small & Mid Cap Fund, the Schroder (CH) Swiss Small & Mid Cap Fund, the SISF Swiss Equity Fund, the Schroder European Small & Mid Cap Value Fund (ex UK) and institutional mandates. He began his investment career in 1997 at Credit Suisse as a portfolio manager. He holds a Master of Arts HSG from the University of St. Gallen (HSG), Switzerland.

Other Accounts Managed. The following table shows information regarding other accounts managed by the portfolio managers of the Registrant, as of December 31, 2022:

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Stefan Frischknecht
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	2	$55,305,064	None	None
Other Accounts	3	$844,484,222	None	None
Daniel Lenz
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	4	$759,020,186	1	$216,589,540
Other Accounts	4	$717,168,916	None	None

Material Conflicts of Interest. Whenever a portfolio manager manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Registrant and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a fund may be seen itself to constitute a conflict with the interest of the Registrant.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Registrant. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

       The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for Portfolio Managers. Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Funds’ portfolio managers are compensated for their services to the Funds and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroders’ employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders’ reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviours in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieve by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally and/or externally-based and are considered over a range of performance periods), the level of funds under management, and the level of performance fees generated, if any. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and an assessment of the employee’s behavior and the extent to which it is in line with our corporate values of excellence, integrity, teamwork, passion and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders Funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison (including among others the Swiss Performance Index) in conjunction with the Morningstar peer group.

Ownership of Securities of Registrant. As of the date of this Report, neither Mr. Frischknecht nor Mr. Lenz beneficially owned shares of common stock of the Registrant.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
7/1/22 – 7/31/22	N/A	N/A	N/A	N/A
8/1/22 – 8/31/22	8,146	7.68	N/A	N/A
9/1/22 – 9/30/22	2,498	7.36	N/A	N/A
10/1/22 – 10/31/22	5,860	6.79	N/A	N/A
11/1/22 – 11/30/22	N/A	N/A	N/A	N/A
12/1/22 – 12/31/22	N/A	N/A	N/A	N/A
Total	16,504(1)	7.38
(1) 16,504 Common shares were purchased pursuant to the Fund’s Stock Repurchase Program.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

(c)
A copy of the Registrant’s notice to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the period ended December 31, 2022 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on May 21, 2018. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     The Swiss Helvetia Fund, Inc.

By (Signature and Title)      /s/ Andrew Dakos
Andrew Dakos, President and Chief Executive Officer

Date     3/2/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Andrew Dakos
Andrew Dakos, President and Chief Executive Officer

Date     3/2/2023

By (Signature and Title)      /s/ Thomas Antonucci
Thomas Antonucci, Chief Financial Officer

Date     3/2/2023